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                      American Skandia Advisor Funds, Inc.
   Supplement dated January 20, 2000 to the Prospectus dated November 1, 1999

                        ASAF Janus Small-Cap Growth Fund

         The ASAF Janus Small-Cap Growth Fund (the "Fund") of American Skandia Advisor Funds, Inc. (the "Company") is closed to new investors effective January 19, 2000. Shareholders of the Fund as of the close of business on January 18, 2000 may continue to make additional purchases and to reinvest dividends and capital gains in existing accounts. Any participant in a participant-directed defined contribution plan that held Fund shares in a plan-level omnibus account as of January 18, 2000 can continue to allocate amounts to the Fund after that date, whether or not the participant had amounts allocated to the Fund as of that date.

         Investors may be required to demonstrate eligibility to purchase shares of the Fund before an investment is accepted. The Company may resume sales of shares of the Fund to new investors at some future date, but it has no present intention to do so.

         This supplement is intended to replace the supplement dated January 18, 2000 relating to the closing of the Fund. The information in this supplement, including the information regarding additional purchases by existing Fund shareholders, supersedes the information in such earlier supplement.